EXHIBIT 10.22

Schedule

Setting Forth Information on

Two Additional and Substantially Identical Hotel Lease Agreements

(Substantially Identical to Exhibit 10.10 filed herewith)

Each Hotel Lease Agreement (a “Lease”) has the same form as the filing specified above. Substantive differences from that filing are limited to those specified below in Parts A, B and C:

A. FRANCHISES, PARTIES AND MANAGERS

Hotel	Franchise (Section 7.2(b))	Lessor (Preamble)	Lessee (Preamble)	Manager (Definition Section)

San Diego, California	Hilton Garden Inn®	Apple Seven Hospitality Ownership, Inc.	Apple Seven Hospitality Management, Inc.	Inn Ventures, Inc.

Brownsville, Texas	Courtyard by Marriott®	Apple Seven Hospitality Texas, L.P.	Apple Seven Services, L.P.	Texas Western Management Partners, L.P.

B. ANNUAL BASE RENTS AND LEASE COMMENCEMENT DATES

Hotel	Annual Base Rent (Exhibit 3.1(a) to Lease)	Commencement Date (Exhibit 2.1(a) to Lease)

San Diego, California	$2,633,270	May 9, 2006
Brownsville, Texas	893,196	June 6, 2006

[See Part C beginning on next page]

C. SUITE REVENUE BREAKPOINTS (Exhibit 3.1(b) to Lease)

San Diego, California

	Prorated 06	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
Yearly Breakpoint	$1,364,811	$2,101,924	$2,244,745	$2,379,430	$2,450,813	$2,524,337	$2,600,067	$2,678,069	$2,758,411	$2,841,163	$2,926,398

Brownsville, Texas

	Prorated 06	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
Yearly Breakpoint	$167,382	$292,318	$301,088	$310,120	$319,424	$329,006	$338,877	$349,043	$359,514	$370,300	$381,409